SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                FEBRUARY 3, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                      NEVADA MANHATTAN GROUP, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                      0-25117                88-0219765
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


                   2151 MICHELSON, SUITE 150, IRVINE, CA 92612
                    (Address of principal executive offices)

                                (949) 477-9965
                         (Registrant's telephone number)


       15260 Ventura Boulevard, Suite 1200, Sherman Oaks, California 91403
                                (Former address)


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ITEM 5.   OTHER EVENTS

     NEVADA MANHATTAN GROUP, INC. ANNOUNCES NEW LOCATION AND CURRENT DIRECTORS

     February 3, 2000

     John Deniken, Chairman and CEO of Nevada Manhattan Group, Inc. (NVMHE - OTCBB) today announced the company's offices have been relocated to 2151 Michelson, Suite 150, Irvine, CA 92612, telephone (949) 477-9965, fax (949) 477-2150.

     The current Directors of the company are John Deniken, Dr. Joe C. Rude III, William Wilson and Yuri Belman. The resignations of Richard Izumi, Tetsuo Kitagawa and Christopher Michaels have been received and accepted by the company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NEVADA MANHATTAN GROUP, INCORPORATED


                                    By        /s/ John Deniken
                                        ------------------------------------
                                        Chairman and Chief Executive Officer


Date: February 3, 2000